As filed with the Securities and Exchange Commission on April 30, 1999,
                                                         File No. 811-08045


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                        ---------------------------


                                  FORM N-2


                      REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 1


                        ---------------------------



                     MANAGED SECURITIES PLUS FUND, INC.
           (Exact name of registrant as Specified in its Charter)

                        ---------------------------



                            575 Lexington Avenue
                          New York, New York 10022
                  (Address of Principal Executive Offices)

     Registrant's Telephone Number, including Area Code: (212) 272-2093


                        ---------------------------



                            Stephen A. Bornstein
                     Bear Stearns Asset Management Inc.
                              245 Park Avenue
                          New York, New York 10167
                  (Name and Address of Agent for Service)


                                 Copies to:


                           Philip H. Harris, Esq.
                  Skadden, Arps, Slate, Meagher & Flom LLP
                              919 Third Avenue
                          New York, New York 10022



                                   PART A
                 INFORMATION REQUIRED IN PART A OF FORM N-2


         Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A are omitted pursuant to Item G.3 of the General Instructions to Form N-2.

         This Part A of Form N-2, which incorporates by reference the entire Part B of this Form N-2, concisely sets forth certain information about the Company (as hereinafter defined) that a prospective shareholder should know before investing in the Company. Shareholders should read this Part A of Form N-2 carefully and retain it for future reference. A copy of Part B of this Form N-2 may be obtained without charge by calling (212) 272- 2093. Part B of this Form N-2 has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related Company materials at the SEC's internet web site (http://www.sec.gov).

         This Form N-2 is dated April 28, 1999.

Item 3.  Fee Table and Synopsis.

         1.       INAPPLICABLE.

                  INAPPLICABLE.

Item 8. General Description of Registrant.

         1. General: Managed Securities Plus Fund, Inc. (the "Company"), is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company was incorporated under the laws of Delaware on January 27, 1997.

         2.       Investment Objective and Policies:

                  a. Investment Objective. The Company's investment objective is too seek a high level of total return on its assets, through a combination of capital appreciation and current income by investing in securities and other financial instruments, including but not limited to fixed-income and equity securities as well as securities convertible into common stock and various derivative instruments. The Company may also invest in high-yielding fixed income securities such as corporate bonds, debentures, notes, convertible securities, preferred stocks and domestic and foreign government obligations. Debt securities purchased by the Company may be of any credit quality, including those rated in lower rating categories of recognized statistical rating agencies, such as securities rated "BB" or lower by Standard &Poor's Ratings Group Inc. ("S&P") or "Ba" or lower by Moody's Investor Services, Inc. ("Moody's"), or may be non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

                  b. Investment Policies. The Company may invest in any security or financial instrument in any proportion as permitted by the 1940 Act and the Commodity Exchange Act (so long as it is not a commodity pool) and the Adviser (as hereinafter defined) will allocate investments based on its view of market opportunities. Risks inherent in the Company's investment objective and policies are discussed below. There can be no assurance that the Company will achieve its investment objective.

                                    Equity Securities. Common stocks
                           represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                                    Equity securities also include
                           preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater challenges in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk.

                                    Convertible Securities. Convertible
                           securities typically offer lower interest rates than if the securities were not convertible as a result of their conversion feature. During periods of rising interest rates, it is possible that the potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at a discount. Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Company's holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.

                                    Convertible securities may or may not
                           be rated within the four highest categories by S&P and Moody's and are, therefore, not investment grade. To the extent that convertible securities are rated lower than investment grade or not rated, there would be greater risk as to timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

                                    Securities that are rated BB or lower
                           by S&P or Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. "Junk bonds" are considered by the rating agencies to be predominately speculative and may involve major risk exposures such as:
                           (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions which may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such securities. There is no minimum credit standard which is a prerequisite for the Company to an investment in any security and the Company may invest in securities of issuers in default. Such securities may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer's assets. Moreover, the Company may invest in securities which are not protected by financial covenants or limitations on additional indebtedness.

                                    Nonconvertible Debt Securities. Under
                           normal market conditions, the Company may invests in fixed income securities which are not convertible or exchangeable for common stock. These securities include preferred stocks, bonds, debentures, notes, asset and mortgage backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Company may invest. See "Equity Securities" for a discussion of credit considerations. Preferred stocks are subject to the same types of risks as debt instruments.

                                    The Company may invest up to 100% of
                           its assets in nonconvertible fixed income securities or high quality money market instruments.

                                    U.S. Government Securities.  U.S.
                           Government Securities include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agencies") which are supported by: (a) the full faith and credit of the U.S. Government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. Government to purchase obligations of the Agencies; and (d) the credit of the Agencies. U.S. Government Securities also may include: (1) real estate mortgage investment conduits ("REMICs") and other mortgage-backed securities ("Mortgage- Backed Securities") issued or guaranteed by an Agency; (2) "when-issued" commitments relating to the foregoing; and (3) repurchase agreements ("Repos") collateralized by U.S. Government Securities. The Company may invest in U.S. Government Securities of varying maturities and interest rates, including investments in obligations issued or guaranteed in zero coupon securities ("Zero Coupon Securities").

                                    Zero Coupon Securities. Zero Coupon
                           Securities are U.S. Treasury Notes and bonds which are stripped of their unmatured interest coupons and therefore pay no interest to its holder during the life thereof. Because Zero Coupon Securities do not pay interest prior to maturity, such securities usually trade at a deep discount from their face or par value and such securities are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Even though the holder of a Zero Coupon Security does not receive interest payments prior to maturity, a portion of the purchase price discount must be accrued as income each year under current federal tax law. In order to generate sufficient cash to make distributions, the Company may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Company.

                                    Asset-Backed and Mortgage-Backed
                           Securities. Mortgage-Backed Securities in which the Company may invest include certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-Backed Securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. Government or private lenders and guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the United States. Guarantees by other agencies or instrumentalities of the U.S. Government, such as FNMA or FHLMC, are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

                                     Prepayments of principal may be made
                           at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if the Company purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Company purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

                                    The yield and payment characteristics
                           of Mortgage-Backed Securities differ from traditional debt securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional debt securities and principal may be prepaid at any time. The value of most Mortgage-Backed Securities tends to vary inversely with changes in interest rates. Mortgage-Backed Securities, however, may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. When mortgage loans underlying Mortgage-Backed Securities held by the Company are prepaid, the Company may reinvest the prepaid amounts in other income-producing securities, the yields of which will reflect interest rates prevailing at the time.

                                    Commercial Paper. Commercial paper is a
                           short-term unsecured debt obligation of a corporation generally sold at a discount from face value and maturing from 30 to 270 days from issuance. The Company will only purchase dollar-denominated commercial paper rated A-1 by S&P or P-1 by Moody's at the time of investment ("Eligible Commercial Paper").

                                    Foreign Securities. Investments outside
                           the United States or denominated in non-U.S.
                           currencies pose currency exchange risks
                           (including blockage, devaluation and
                           non-exchangeability) as well as a range of other potential risks which could include, depending on the country involved, expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility and market manipulation. In addition, less information may be available regarding non-U.S. issuers and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Further, foreign securities markets may not be as liquid as U.S. markets. Transaction costs of investing outside the U.S. generally are higher than in the U.S. Higher costs result because of the cost of converting a foreign currency to dollars, the payment of fixed brokerage commissions on some foreign exchanges and the imposition of transfer taxes or transaction charges by foreign exchanges. There generally is less government supervision and regulation of exchanges, brokers and issuers outside of the U.S. than there is in the U.S. and there is greater difficulty in taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Company's performance.

                                    To the extent the Company does not or
                           is not able to hedge foreign exchange risks, the Company may be exposed to additional risk due to exchange rate fluctuations. The Company also may hedge currency exchange risks where considered economically justifiable. The Company may attempt within the parameters of currency and exchange controls that may be in effect, to obtain rights to exchange its invested capital, dividends, interest, fees, other distributions and capital gains into convertible currencies. Further, the Company may incur costs in connection with conversions between various currencies. Foreign exchange rates have been highly volatile in recent years. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk since currency trading is done on a principal to principal basis.

                                    Short Sales. The Company may make short
                           sales of securities. If the price of the security sold short increases between the time of the short sale and the time the Company replaces the security borrowed for the short sale, the Company will incur a loss; conversely, if the price declines, the Company will realize a capital gain. The Company will collateralize its obligation to replace any security sold short with cash, U.S. government securities or other highly liquid securities. The Company will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 50% of the value of the Company's assets.

                                    Corporate Reorganizations. Subject to
                           the Company's policy of investing its assets in fixed-income and equity securities, the Company may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Company may sustain a loss.

                                    Strategic Transactions. The Company may
                           engage in strategic transactions, purchase and sell securities on a "when issued" and "delayed delivery" basis, enter into Repos and lend portfolio securities in certain circumstances, in each case subject to the limitations set forth below.

                                    The Company may purchase and sell
                           derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices, and other financial instruments; purchase and sell financial futures and forward contracts and options thereon; and enter into various interest rate and currency transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions".

                                    Strategic Transactions have risks
                           including the possible default or illiquidity of the other party to the transaction. Furthermore the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of such Strategic Transactions may result in losses greater than if they had not been used, require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Company can realize on an investment, or cause the Company to hold a security it might otherwise sell. Money paid by the Company as premium and money or other assets placed in margin accounts in connection with entering into Strategic Transactions are not otherwise available to the Company for investment purposes.

                                    The Company may purchase and sell "when
                           issued" and "delayed delivery" securities. The Company accrues no income on such securities until the Company actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Company relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Company missing the opportunity of obtaining a price or yield considered to be advantageous. The Company will engage in when issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Company's investment objective and policies.

                                    The Company may enter into Repos
                           whereby the Company acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the purchase amount and resale amount is accrued as interest in the Company's net income. Failure of the seller to repurchase the securities may cause losses for the Company. Thus, the Company must consider the credit-worthiness of such party. In the event of default by such party, the Company may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest.

                                    The Company may lend its portfolio
                           securities to banks or broker-dealers, up to a maximum of 33 1/3 % of the total assets of the Company, provided such loans are callable at any time and are continuously secured by collateral consisting of cash or U.S. Government Securities equal to at least 100% of the value of the securities loaned, including accrued interest. This percentage restriction does not apply to repurchase agreements. The Company will receive income for having made the loan. The Company is the beneficial owner of the loaned securities so that any gain or loss in the market price during the loan inures to the Company and its shareholders.

                                    Non-Diversified Status. The Company's
                           classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Company intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Company's total assets be invested in cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Company's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies). Since a relatively high percentage of the Company's assets may be invested in the securities of a limited number of issuers, the Company's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                                    Simultaneous Investments. Investment
                           decisions for the Company are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which the Company invests at the same time as the Company, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company.

                  c. The Company's investment objective and the investment restrictions set forth in Item 17.2 are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Stock and Preferred Stock, each voting separately as a class. All other investment policies or practices are considered by the Company not to be fundamental and accordingly may be changed by the Board of Directors without stockholder approval.

                  d.       See Item 8.2.b.

         3.       Risk Factors:

                  a.       General:  See Item 8.2.b.

                  b.       INAPPLICABLE.

         4.       Other Policies:  See Item 8.2.b.

         5.       Share Price Data:  INAPPLICABLE.

         6.       Business Development Companies:  INAPPLICABLE.

Item 9. Management.

         1.       General:

                  a. Board of Directors: The business and affairs of the Company are managed under the direction of the Board of Directors of the Company. Subject to the Directors' authority, the Adviser determines the investment of the Company's assets, provides administrative services and manages the Company's business and affairs.

                  b. Investment Adviser: The Company's investment adviser is Bear Stearns Asset Management Inc. (the "Adviser"), a wholly-owned subsidiary of the Bear Stearns Companies Inc. ("Bear Stearns"), which is located at 575 Lexington Avenue, New York, New York 10022. Bear Stearns is a holding company which, through its subsidiaries including its principal subsidiary, Bear, Stearns & Co. Inc., is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporation, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at March 31, 1999 of approximately $10 billion.

                                    The Adviser supervises and assists in
                           the day-to-day management of the Company's affairs under an Investment Advisory Agreement between the Adviser and the Company, subject to the overall authority of the Company's Board of Directors. Under the terms of the Investment Advisory Agreement, the Company has agreed to pay the Adviser a monthly fee at the rate of 0.075% per annum of the Company's average monthly net assets.

                                    From time to time, the Adviser may
                           waive receipt of its fees or voluntarily assume certain Company expenses, which would have the effect of lowering the Company's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay the Adviser at a later time for any amounts it may waive, nor will the Company reimburse the Adviser for any amounts it may assume.

                  c. Portfolio Management: Eli Wachtel is primarily responsible for the day-to-day management of the Company's portfolio and has been responsible for the Company's portfolio since the Company's inception in 1997. Mr. Wachtel is a Senior Managing Director of Bear Stearns and has been employed by Bear Stearns since January 1983.

                  d. Administrator: Under the terms of an Administrative Services Agreement with the Company, PFPC Inc. provides certain administrative services to the Company. For providing these services, the Company has agreed to pay PFPC Inc. an annual fee of $80,000 plus out of pocket expenses.

                  e. Custodian and Transfer Agent: Custodian Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Company's custodian (the "Custodian"). PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Company's transfer agent, dividend disbursing agent and registrar for the Common Stock, Preferred Stock and Notes (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Company.

                  f. Expenses: The expenses to be borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, or its affiliates, SEC fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses.

                  g. Affiliated Brokerage: Brokerage commissions may be paid to Bear, Stearns & Co. Inc. and its affiliates for executing transactions on an agency basis only if the use of Bear, Stearns & Co. Inc. and its affiliates is likely to result in price and execution at least as favorable as that obtainable from other qualified broker-dealers.

         2.       Non-resident Managers:  INAPPLICABLE.

         3. Control Persons: Bear Stearns controls the Company through the ownership of 100% of the Company's Common Stock.

Item 10. Capital Stock, Long-Term Debt and Other Securities.

         1.       Capital Stock:

                  Common Stock

                           General. The Company is authorized to issue up
                  to 97,000 shares of Common Stock. The Company currently has 32,037 shares of Common Stock outstanding, all of which are beneficially owned by Bear Stearns. The Common Stock has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") and as a consequence the Common Stock may be offered or transferred only in a private transaction.

                           Dividends. Holders of Common Stock are entitled
                  to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor, provided that, so long as any Preferred Stock is outstanding, no dividends or other distributions (including redemptions and purchases) may be made with respect to the Common Stock unless full dividends on the Preferred Stock have been paid. In order to remain qualified as a RIC, the Company distributes annually at least 90% of its annual investment company taxable income (not including net capital gains) to stockholders.

                           Conversion. The holders of Common Stock do not
                  have any rights to convert or exchange such shares into shares of any other class or series of capital stock of the Company.

                           Redemption.  Holders of Common Stock have no
                  redemption or preemptive rights and are not liable for further calls or assessments.

                           Voting Rights. Subject to the rights, if any, of
                  the holders of any class or series of Preferred Stock (including the voting rights of the holders of the Preferred Stock described herein), the holders of Common Stock are entitled to one vote per share and will vote together as a single class with the holders of Preferred Stock on all matters submitted to the Company's stockholders generally.

                           Rights Upon Liquidation. In the event of the
                  liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after there have been paid or set aside for the holders of all series of Preferred Stock the full preferential amounts to which such holders are entitled, the holders of Common Stock are entitled to share equally and ratably in any assets remaining after the payment of all debts and liabilities.

                  Preferred Stock

                           The Company is authorized to issue up to 2,000
                  shares of Preferred Stock. Subject to limitations prescribed by Delaware law and the Company's Certificate of Incorporation, the Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the Delaware General Corporation Law, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Company at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

                           Preferred Stock, upon issuance against full
                  payment of the purchase price therefor, will be fully paid and nonassessable. The specific terms of a particular class or series of Preferred Stock is described in the Certificate of Designation relating to that class or series. The description of the Preferred Stock set forth herein is subject in its entirety to the actual provisions of the Certificate of Designation with respect to the Preferred Stock, which is incorporated herein by reference.

                           Restrictions on Transfer. The Preferred Stock
                  has not been and will not be registered under the Securities Act and as a consequence the Preferred Stock may be offered or transferred only in a private transaction. The minimum amount of Preferred Stock that may be transferred to, or held by, any one beneficial owner is $4,000,000. All certificates representing shares of Preferred Stock will bear a legend referring to the restrictions described above.

                           Dividends. Holders of Preferred Stock are
                  entitled to receive, when, as and if declared by the Board of Directors of the Company out of assets of the Company legally available therefor, cash dividends, for each quarterly dividend period, in an amount equal to $13,270 per share per annum (the "Initial Rate") (representing an annual dividend yield of 13.270%) until and including December 30, 2006 (the "Initial Term"), and thereafter in an amount equal to $1,000 per share per annum (the "Special Rate") (representing an annual dividend yield of 1.00%). Dividends on the Preferred Stock will be payable quarterly on March 30, June 30, September 30 and December 30 of each year (provided, however, that if such date is not a Business Day, such payments shall be due and payable on the next succeeding Business Day). Each such dividend will be payable to holders of record as they appear on the stock register of the Company on such record dates, not exceeding 45 days preceding the payment dates thereof, as shall be fixed by the Board of Directors of the Company or a duly authorized committee thereof. Dividends will be cumulative from the date of original issue. Dividends payable on the Preferred Stock for each full dividend period shall be computed by dividing the rate per annum by four. Dividends for any dividend period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period. For purposes of the Company's Certificate of Designation, "Business Day" means any day other than a Saturday, Sunday or other day on which banks are authorized to be closed in New York, New York.

                           If any Preferred Stock is outstanding, no
                  dividends shall be declared or paid or set apart for payment on any series of capital stock of the Company ranking, as to dividends, on a parity with or junior to the Preferred Stock for any period unless (i) full cumulative dividends have been or contemporaneously are declared and paid, or declared and a sum sufficient for the payment thereof is set apart for such payments, on the Preferred Stock for all past dividend periods and the then-current dividend period and (ii) at the time of the declaration of such dividend, the Preferred Stock has an Asset Coverage (defined below) of at least 200%. When dividends are not paid in full (or a sum sufficient for such full payment is not set apart) upon the Preferred Stock and the shares of any other series of capital stock ranking on a parity as to dividends with the Preferred Stock, all dividends declared upon Preferred Stock and any other series of capital stock ranking on a parity as to dividends with the Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Preferred Stock and such other series of capital stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the Preferred Stock and such other series of capital stock bear to each other.

                           Except as provided in the immediately preceding
                  paragraph, unless (i) full cumulative dividends on the Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been set apart for payment for all past dividend periods, (ii) at the time of the declaration of such dividend, the Preferred Stock has an Asset Coverage of at least 200% after deducting the amount of such dividend, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of Common Stock or other capital stock ranking junior to the Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment and no other distribution shall be declared or made upon the Common Stock or any other capital stock of the Company ranking junior to or on a parity with the Preferred Stock as to dividends or amounts upon liquidation, nor shall any Common Stock or any other capital stock of the Company ranking junior to or on a parity with the Preferred Stock as to dividends or amounts upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such stock) by the Company (except by conversion into or exchange for other capital stock of the Company ranking junior to the Preferred Stock as to dividends and amounts upon liquidation).

                           Voting Rights. Each holder of Preferred Stock
                  will be entitled to one vote per share on all matters submitted to the Company's stockholders generally and, except as expressly required by applicable law or except as indicated below, will vote together on such matters as a single class with the holders of shares of Common Stock, except in those circumstances described below.

                           At all times that Preferred Stock is outstanding
                  and the Company is registered as an investment company under the 1940 Act, the holders of Preferred Stock shall have the right to elect two directors to the Company's Board of Directors. If the dividends on the Preferred Stock have been in arrears and unpaid for eight consecutive quarterly dividend periods, the holders of the Preferred Stock, voting separately as a class, will be entitled to elect a majority of the directors to serve on the Company's Board of Directors. Such election shall occur either by written consent, at a special meeting of the holders of Preferred Stock (if the right to such election occurs more than 90 days prior to the next annual meeting of stockholders), or at the next annual meeting of stockholders. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of the Preferred Stock shall continue to serve as such director for the term for which he or she shall have been elected, or, if earlier, until such time as such arrearage shall cease to exist.

                           The affirmative vote or consent of the holders
                  of majority of the outstanding Preferred Stock, voting separately as a class, is necessary to: (i) create any additional class or series of stock of the Company; (ii) alter or amend the Company's investment objective or fundamental investment limitations as set forth herein; or (iii) alter or amend the provisions of the Company's Certificate of Incorporation (including the Certificate of Designation establishing the Preferred Stock) so as to adversely affect the voting powers, preferences or special rights of the holders of Preferred Stock of the Company, provided, however, that a sale of all or substantially all of the property or business of the Company or a merger or consolidation of the Company into or with any other corporation or of any other corporation into or with the Company, or the liquidation, dissolution or winding up of the Company will not constitute such an alteration or amendment. The affirmative vote or consent of the holders of at least a majority of the outstanding shares of Common Stock, voting separately as a class, also is required for any of the preceding actions.

                           A majority vote of the holders of the Common
                  Stock and the Preferred Stock, voting together as a single class, shall be necessary to effectuate the following actions: (i) sell all or substantially all the property or business of the Company, or merge or consolidate any other corporation into or with the Company; or (ii) liquidate, dissolve or wind-up the Company ; provided, however, that the affirmative vote or consent of the holders of at least a majority of the outstanding Preferred Stock, voting separately as a class, shall be necessary to sell all or substantially all of the property or business of the Company, or merge or consolidate the Company into or with any other corporation or merge or consolidate any other corporation into or with the Company, if such sale, merger or consolidation would result in consideration being paid to the holders of Preferred Stock which is less than (i) the sum of the present values of all future dividend payments due on the Preferred Stock (rounded to the nearest cent per share), discounted on a quarterly basis at the "Class Vote Discount Rate" to the dividend payment date immediately preceding the date of such sale, merger or consolidation, plus (ii) any accrued but unpaid dividends up to and including the date of such sale, merger or consolidation. "Class Vote Discount Rate" shall mean 2.47% per quarter (which equates to a semiannual equivalent rate per annum of 10.00%).

                           "Indebtedness" means, with respect to the
                  Company, without duplication, and whether or not contingent, (i) all indebtedness of the Company for borrowed money or which is evidenced by a note, bond, debenture or similar instrument, including any indebtedness provided by a bank that is not an affiliate of the Company, (ii) all obligations of the Company in respect of letters of credit or bankers' acceptances issued or created for the account of the Company, (iii) all liabilities of others of the kind described in the preceding clause (i) secured by any mortgage, lien, pledge, charge, security interest or encumbrance of any kind on any property owned by the Company even though the Company has not assumed or become liable for the payment of such liabilities, (iv) to the extent not otherwise included, any guarantee by the Company of any indebtedness of any other individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or other obligations described in clauses (i) through (iii) above, and (v) any "acquisition indebtedness" or indebtedness which would give rise to unrelated trade or business income within the meaning of
                  Section 514 of the Code.

                           Redemption. The Preferred Stock will not be
                  redeemable at the option of the Company, except upon the occurrence of a Tax Event (as defined in the Certificate of Designation) or certain other events as set forth in the Certificate of Designation with respect to the Preferred Stock, in which case the Preferred Stock may be redeemed as required by the Certificate of Designation.

                           Conversion. The holders of Preferred Stock shall
                  not have any rights to convert or exchange such shares into shares of any other class or series of capital stock of the Company.

                           Rights Upon Liquidation. In the event of any
                  voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock at the time outstanding will be entitled to receive out of assets of the Company available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock or any other class of stock ranking junior to the Preferred Stock upon liquidation, liquidating distributions in an amount equal to $100,000 per share.

                           After payment of the full amount of the
                  liquidating distributions to which they are entitled, the holders of Preferred Stock will have no right or claim to any of the remaining assets of the Company. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Company are insufficient to pay the amount of the liquidation distributions on all outstanding Preferred Stock and the corresponding amounts payable on all shares of other series of capital stock of the Company ranking on a parity with the Preferred Stock in the distribution of assets upon any liquidation, dissolution or winding up of the affairs of the Company, then the holders of the Preferred Stock and such other series of capital stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

                           For such purposes, the consolidation or merger
                  of the Company with or into any other corporation, the consolidation or merger of any other corporation with or into the Company or the sale of all or substantially all of the property or business of the Company, shall not be deemed to constitute a liquidation, dissolution or winding up of the Company.

                           Asset Coverage. In order to declare a dividend
                  or make a distribution on the Common Stock, the 1940 Act requires the Preferred Stock to have an asset coverage of 200%. For purposes of this 1940 Act asset coverage requirement, "asset coverage" means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Company plus the aggregate of the involuntary liquidation preference of the Preferred Stock.

         2.       Long-Term Debt:

                  a. The Company has outstanding $50,000 aggregate principal amounts of Floating Rate Notes paying interest quarterly at a floating rate equal to three-month LIBOR plus 2.50% per annum over the yield of the one-year constant maturity Treasury security. The Notes are redeemable at face value at any time by the Company and are due upon the earlier of December 30, 2017 and the dissolution of the Company.

                  b.       INAPPLICABLE.

                  c.       INAPPLICABLE.

                  d.       INAPPLICABLE.

                  e.       INAPPLICABLE.

         3.       General:  INAPPLICABLE

         4. Taxes: The Company intends to qualify as a Regulated Investment Company under Subchapter M of the
                  Internal Revenue code of 1986, as amended (the "Code"). As such, the Company will distribute all of its net income and capital gains to its shareholders and such distributions will generally be taxable as such to its shareholders. While shareholders may be proportionately liable for taxes on income and gains of the Company, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Company will inform shareholders of the amount and nature of such income and gains distributed.

         5. Outstanding Securities. The following information relates to each class of authorized securities of the Company.


           (1)                         (2)                        (3)                        (4)
                                                                                           Amount
                                                                                         Outstanding
                                                              Amount held                 Excessive
                                                             by Registrant                of Amount
     Title of Class             Amount Authorized           for its Account            Shown Under (3)
-------------------------    -----------------------    -----------------------    -----------------------
Common Stock                                  97,000                          0                     32,037
Preferred Stock                                2,000                          0                      2,000
Notes                                            100                          0                        100

         6. Securities Ratings. The Preferred Stock is not rated by any nationally recognized securities rating organization.

Item 11. Defaults and Arrears on Senior Securities.

         The Company is not in default on any long term debt issued by the Company. The Company is not in arrears on payment of accumulated dividends on any issue of capital stock.


Item 12. Legal Proceedings.

         The Company is not a party to any material pending legal proceeding.

Item 13. Table of Contents of the Statement of Additional Information

         General Information and History..............................B-1
         Investment Objectives and Policies...........................B-1
         Management of the Company....................................B-3
         Compensation Table...........................................B-5
         Control Persons and Principal Holders of Securities..........B-6
         Investment Advisory and Other Services.......................B-6
         Brokerage Allocation and Other Practices.....................B-7
         Tax Status...................................................B-9
         Financial Statements........................................B-10


                                   PART B

       INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


Item 14. Cover Page.

         Managed Securities Plus Fund, Inc. (the "Company") is a non-diversified, closed-end management investment company.

         This Part B to Form N-2 is not a prospectus. This Part B to Form N-2 should be read in conjunction with Part A to this Form N-2 dated as of the same date as this Part B to Form N-2. This Part B to Form N-2 does not include all of the information a prospective investor should consider before purchasing shares of the Company. Investors should obtain and read the Form N-2 prior to purchasing shares of the Company. A Form N-2 may be obtained without charge by writing or calling Bear Stearns Asset Management Inc., 575 Lexington Avenue, New York, New York 10022 at (212) 272-2093.

         This Part B to Form N-2 is dated April 28, 1999

Item 15. Table of Contents                                              Page

         General Information and History.................................B-1
         Investment Objectives and Policies..............................B-1
         Management of the Company.......................................B-3
         Compensation Table..............................................B-5
         Control Persons and Principal Holders of Securities.............B-6
         Investment Advisory and Other Services..........................B-6
         Brokerage Allocation and Other Practices........................B-7
         Tax Status......................................................B-9
         Financial Statements...........................................B-10

Item 16. General Information and History.

                  See Item 8.

Item 17. Investment Objectives and Policies.

         1.       See Item 8.

         2. Investment Limitations. The Company's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the outstanding Common Stock and Preferred Stock, each voting separately as a class. All other investment policies or practices are considered by the Company not to be fundamental and accordingly may be changed by the Board of Directors without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Company may not:

                  1. invest 25% or more of the value of its total assets in any one issuer (neither the U.S. Government nor any of its agencies or instrumentalities will be considered an issuer for purposes of this limitation);

                  2. issue senior securities other than (a) preferred stock not in excess of the excess of 50% of the total assets over any senior securities described in clause (b) below that are outstanding, (b) senior securities other than preferred stock (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) not in excess of 331/3% of its total assets, and (c) borrowings up to 5% of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however that the Company's obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of clauses
                           (a), (b) and (c) above, "total assets" shall be calculated after giving effect to the net proceeds of any such issuance and net of any liabilities and indebtedness that do not constitute senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item 2;

                  3. make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Company's investment objective and policies or the acquisition of securities subject to repurchase agreements;

                  4. underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Company may be deemed to be an underwriter;

                  5. purchase or sell real estate or interests therein, provided that the Company may invest in securities all or a portion of which are secured by real estate or interests therein or are issued by companies that invest in real estate or interests therein and may receive real estate in the event of default of such securities; or

                  6. purchase or sell commodities or commodity contracts or enter into other Strategic Transactions, except for transactions that do not require it to register as commodity pool under the Commodity Exchange Act.

         3.       INAPPLICABLE

         4. Frequency of portfolio turnover will not be a limiting factor if the Company considers it advantageous to purchase or sell securities. Other than with respect to short-term securities, the Company anticipates that the portfolio turnover rate of the Company will normally be less than 200%.

                  For the period from the Company's inception to December 30, 1997 and for the fiscal year ended December 31, 1998, the portfolio turnover rates were 26% and 67%, respectively.

Item 18. Management of the Company.

         The tables below list the directors and officers of the Company and their principal occupations for the last five years and their affiliations, if any, with Bear Stearns, the Adviser and their affiliates.


                                                                                      Principal Occupation
         Name and Address                   Position with Company                    During Past Five Years
         ----------------                   ---------------------                    ----------------------

Peter M. Bren                                     Director                 President of The Bren Co.; President of
Koll, Bren Realty Advisors                                                 Koll, Bren Realty Advisors and Senior
126 E. 56th Street                                                         Partner for Lincoln Properties prior
New York, NY  10022                                                        thereto.
Age:  64

John R. McKernan, Jr.                             Director                 Chairman and Chief Executive Officer
P.O. Box 15213                                                             of McKernan Enterprises since January
Portland, ME 02110                                                         1995; Governor of Maine prior thereto.
Age:  50

William J. Montgoris*                           Director and               Chief Operating Officer, Bear, Stearns
245 Park Avenue                             Chairman of the Board          & Co. Inc.; Chairman, The Bear
New York, NY  10167                                                        Stearns Companies, Inc.
Age:  52

M.B. Oglesby, Jr.                                 Director                 Consultant since March 1998; President
Cassidy & Associates                                                       and chief Executive Officers of
700 Thirteenth St., NW                                                     Association of American Railroads
Suite 400                                                                  from June 1997 to March 1998; Vice
Washington, DC  20005                                                      Chairman of Cassidy & Associates
Age:  56                                                                   since February 1996; Senior Vice
                                                                           President of RJR Nabisco, Inc. from
                                                                           April 1989 to February, 1996; Former
                                                                           Deputy Chief of Staff-White House
                                                                           from 1988 to January 1989.

Eli Wachtel*                               Director and President          Senior Managing Director, Bear,
245 Park Avenue                                                            Stearns & Co. Inc.
New York, NY 10022
Age:  47

Frank J. Maresca                        Vice President and Treasurer       Managing Director of Bear Stearns
575 Lexington Avenue                                                       since September 1994; Associate
New York, NY  10022                                                        Director of Bear Stearns, September,
Age:  40                                                                   1993 to September 1994; Chief
                                                                           Executive Officer and President
                                                                           of BSFM since December 1997;
                                                                           Associated Director of Bear Stearns
                                                                           from September 1993 to September
                                                                           1994; Vice President of Bear Stearns
                                                                           from March 1992 to September 1993.

Stephen A. Bornstein                              Secretary                Managing Director, Legal Department
575 Lexington Avenue                                                       of Bear Stearns; General Counsel, Bear
New York, NY  10167                                                        Stearns Asset Management since
Age:  55                                                                   September 1997.

Vincent L. Pereira                        Vice President; Assistant        Associate Director of Bear Stearns
575 Lexington Avenue                  Treasurer and Assistant Secretary    since September, 1995;  Executive Vice
New York, NY  10167                                                        President of BSFM since December
Age:  33                                                                   1997; Vice President of Bear Stearns
                                                                           from May, 1993 to September, 1995.
------------------

*    Interested person of the Company and the Adviser as defined in Section
     2(a)(19) of the Investment Company Act of 1940 ("1940 Act").

         The Company pays each Director who is not an "affiliated person" of the Adviser or Bear Stearns the following amounts for serving as a director (i) $5,000 per year; (ii) $500 per in-person meeting attended by the director; (iii) $500 per in-person committee meeting attended by the director; and (iv) all out-of-pocket expenses of such members in attending each such meeting.

         Certain of the Directors and officers of the Company hold comparable positions with certain other investment companies of which Bear Stearns, the Adviser or an affiliate thereof is the investment adviser, administrator or distributor. As of March 31, 1999, the Directors and officers as a group owned less than 1% of the outstanding shares of capital stock of the Company.


                             Compensation Table

         The following table sets forth certain information regarding the compensation of the Company's Directors and Officers. Except as described below, no executive officer or person affiliated with the Company received compensation from the Company for the calendar year ended December 31, 1998, in excess of $60,000.

         The parenthetical number represents the number of investment companies from which such person receives compensation that are considered part of the same fund complex as the Company.


                                                         Pension or                                        Total
                                   Aggregate             Retirement                                    Compensation
                                 Compensation        Benefits Accrued as      Estimated Annual         from Company
                                   from the            part of Company          Benefits upon        and Fund Complex
      Name of Director             Company*              Expenses**             Retirement**         Paid to Directors
      ----------------             -------               --------               ----------           -----------------
Peter M. Bren                       $6,500                  None                    None                $13,000 (2)
William J. Montgoris                 None                   None                    None                   None
John R. McKernan, Jr.               $7,000                  None                    None                $14,000 (2)
M.B. Oglesby, Jr.                   $7,000                  None                    None                $14,000 (2)
Eli Wachtel                          None                   None                    None                   None
============================  ===================  =======================  ===================== =======================


--------
* Amount does not include reimbursable expenses for attending board meetings.

** The Company does not have a pension or retirement plan applicable to Directors or Officers of the Company.


Item 19. Control Persons and Principal Holders of Securities.

         1. The Bear Stearns Companies Inc. ("Bear Stearns"), 245 Park Avenue, New York, NY 10167, controls the Company through the ownership of 100% of the Company's outstanding Common Stock and approximately 95% of the total voting power of the Company and affiliates own 100% of the Company's outstanding Preferred Stock. Accordingly, Bear Stearns will have the ability to take any action not reserved to the holders of the Preferred Stock and so long as Bear Stearns owns the Preferred Stock, all actions, including the ability to cause the Company to redeem the Notes and to deregister as an investment company. If the Company ceases to be registered as an investment company after February 5, 2007, Bear Stearns would have the ability to initiate a merger between itself and the Company without the consent of the holders of the Preferred Stock, provided that the consideration paid to the holders of the Preferred Stock upon such merger is not less than that amount entitling such holders to a separate class vote. In addition, as provided in the Certificate of Incorporation of the Company, any such merger will not be deemed to constitute a liquidation, dissolution or winding-up of the Corporation. Bear Stearns is organized under the laws of the State of Delaware.

         2. Bear Stearns owns 100% of the outstanding Common Stock of the Company. The address of the Bear Stearns is set forth in 1 above.

         3. None of the Company's Officers or Directors owns shares of the Company.

Item 20. Investment Advisory and Other Services.

         1.       a.       See Item 9

                  b.       See Item 18

                  c. The Company and the Adviser are parties to an investment advisory agreement (the "Agreement"), which provides that the Adviser will provide investment advisory services to the Company for a fee equal to 0.075% of the Company's average monthly net assets. The Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Company's Directors or (ii) by vote of a majority of the Company's outstanding voting securities and (b) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for that purpose. The Agreement provides that it may be terminated without penalty by either party on 30 days' written notice. The Company has not completed three fiscal years. However, the Adviser was paid $398,906 for the fiscal year ended December 31, 1998, and $350,762 for the period ending December 31, 1997 for advisory and administrative services rendered to the Company.

         2. Subject to the general supervision of the Directors of the Company, the Adviser (a) provides supervision of all aspects of the Company's non-investment operations (other than certain operations performed by others pursuant to agreements with the Company) and corporate management (b) provides the Company with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Company, to the extent not provided pursuant to the agreement with the Company's custodian, transfer and dividend disbursing agent or agreements with other institutions, (c) arranges, to the extent not provided pursuant to such agreements, for the preparation, at the Company's expense, of reports to shareholders along with the financial information for such reports periodic updating of this Form N-2, and reports filed with the Securities and Exchange Commission (the "SEC") , (d) arranges for and oversees the calculation of the net asset value of the Company's shares, (e) provides the Company, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (f) arranges for and oversees the maintenance of all of the Company's books and records other than those maintained pursuant to such agreements; and (g) oversees the performance of administrative and professional services rendered to the Company by others, including its custodian, registrar, transfer agent, as well as accounting, auditing and other services.

         3.       INAPPLICABLE

         4.       INAPPLICABLE

         5.       INAPPLICABLE

         6. The custodian of all the Company's assets is Custodian Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540.

         7. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434 are the Independent Accountants for the Company.

         8. Custodian Trust Company, an affiliate of the Adviser, provides custodial services to the Company and receives a contractual fee in the amount of .01% of average net assets, subject to a minimum of $6,000, plus transaction charges at the rate of $10.00 for "free" transfers, $15.00 for book-entry securities, $25.00 for physical delivery and at cost charged by foreign subcustodians for international transactions.

Item 21. Brokerage Allocation and Other Practices.

         1. Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of the Company's transactions and the allocation of brokerage transactions for the Company. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Company, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions. The reasonableness of any negotiated commission paid by the Company will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Company will normally deal with the principal market makers unless it can obtain better terms elsewhere.

                  The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Company and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Company and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for such investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Company and other client accounts.

         2. The Adviser may use Bear, Stearns & Co., Inc. as a broker when it appears that, as an introducing broker or otherwise, Bear, Stearns & Co., Inc. can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers.

                  As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to Bear, Stearns & Co., Inc. on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Bear, Stearns & Co., Inc. are also required to furnish reports and maintain records in connection with such reviews.

                  Bear, Stearns & Co., Inc. is a wholly owned subsidiary of Bear Stearns.

                  The Company paid no brokerage commissions for the year ended December 31, 1998 and the period ended December 31, 1997.

         3. The Company does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Company and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Company and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Company and its other clients and that the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long-run.

                  Research services furnished by brokers or dealers through which the Company effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Company and one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers.

                  Most of the debt obligations to be purchased by the Company generally trade on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Company will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         4. Neither the Company, nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition for research services provided.

         5.       INAPPLICABLE

Item 22. Tax Status.

         The Company intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify as a RIC, the Company must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. If the Company so qualifies and if it distributes each year to its shareholders at least 90% of its investment company taxable income, it will not be required to pay federal income taxes on the income distributed to shareholders. Investment company taxable income generally is calculated in the same manner as the taxable income of a corporation that is not a RIC (i.e., gross income less applicable deductions with certain adjustments) but excludes net capital gain, which is the excess of net long-term capital gain for the taxable year over any net short-term capital loss for such year. The Company intends to distribute at least the minimum amount of investment company taxable income to satisfy the 90% distribution requirement. The Company will not be subject to federal income tax on any net capital gains distributed to shareholders.

         The Company may be subject to tax if it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws. In order to avoid a 4% excise tax, the Company will be required to distribute by December 31 of each year at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (the latter of which is generally computed on the basis of the one-year period ending on October 31 of such year), plus any required distribution amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Company will be treated as having been distributed.

         Some of the Company's practices may be subject to special provisions of the Code, that may, among other things, defer the use of certain losses of the Company and affect the holding period of the securities held by the Company and the character of gains or losses realized by the Company. These provisions may also require the Company to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Company to recognize income without receiving the cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Company will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Company as a RIC.

         Investments of the Company in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Company will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a RIC and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and avoid income and excise taxes, the Company may have to dispose of securities that it would otherwise have continued to hold.

         The Company's ability to dispose of portfolio securities may be limited by the requirement for qualification as a RIC that less than 30% of the Company's gross income be derived from the disposition of securities held for less than three months.

         Distributions of the Company's investment company taxable income are taxable to shareholders as ordinary income whether received in shares or in cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the fair market value thereof on the reinvestment date. Distributions of the Company's net capital gains ("capital gains dividends") are taxable to shareholders as long-term capital gains regardless of the length of time the shares of the Company have been held by such shareholders. Distributions in excess of the Company's earnings and profits, such as distributions of principal, first will reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholders (assuming such shares are held as a capital asset). The Company will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Distributions from the Company will not be eligible for the dividends-received deduction for corporations.

         Redemption or resale of shares of the Company will be a taxable transaction for federal income tax purposes. Redeeming shareholders will recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Company and the amount received. If such shares are held as a capital asset, the gain or loss generally will be a capital gain or loss and will be long-term if such shareholders have held their shares for more than one year. Any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any amounts received by the shareholder as capital gains dividends with respect to such shares.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such months and paid in January of the following year, will be treated as having been distributed by the Company and received by the shareholders on December 31 of the year in which the dividends were declared. In addition, certain other distributions made after the close of a taxable year of the Company may be "spilled back" and treated as having been paid by the Company (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

         The Company is required in certain circumstances to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Company their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.

         The Company and its stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which it or they transact business or reside. The state and local tax treatment of the Company and its stockholders may not conform to the federal income tax consequences discussed above. Consequently, prospective stockholders should consult with their own tax advisors regarding the effect of state and local tax laws on an investment in the Company.

Item 23. Financial Statements.

         The Company's annual report for the fiscal year ended December 31, 1998 (the "Report"), is hereby incorporated by reference with respect to all information other than the information set forth in the letter to Stockholders included therein. The Company will furnish without change a copy of its Report, upon request to the Company at 575 Lexington Avenue, New York, New York 10022 or by telephone at (212) 272-2093.


                                   PART C
                             OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.       Financial Statements

         Included in the Statement of Additional Information(1)

2.       Exhibits

         a.       Certificate of Incorporation(2)
         a.i.     Amendment to Certificate of Incorporation
         b.       By-Laws(2)
         c.       INAPPLICABLE
         d.i.     Certificate of Designation(2)
         d.ii     Specimen Share Certificate - Common Stock(2)
         d.iii.   Specimen Share Certificate - Preferred Stock(2)
         d.iv.    Form of Notes(2)
         d.v.     Amended Certificate of Designation
         e.       INAPPLICABLE
         f.       INAPPLICABLE
         g.       Advisory Agreement(2)
         h.       INAPPLICABLE(3)
         i.       INAPPLICABLE
         j.       Custodian Contract(2)
         k.i.     Transfer Agency Agreement(2)
         k.ii.    Sub-Administration and Accounting Services Agreement(2)
         l.       INAPPLICABLE(3)
         m.       INAPPLICABLE
         n.       INAPPLICABLE(3)
         o.       INAPPLICABLE(3)
         p.       INAPPLICABLE
         q.       INAPPLICABLE
         r.       INAPPLICABLE

         ------------------

         (1) Incorporated by reference from the Company's Annual Report for the year ended December 31, 1998, File No. 811-08045, as filed with the SEC on March 4, 1999.

         (2) Incorporated by reference from the Company's Registration Statement on Form N-2, File No. 811- 08045, as filed with the SEC on May 6, 1997.

         (3) Items 24.2.h, 24.2.l, 24.2.n and 24.2.o are omitted pursuant to Item G.3 of the General Instructions to Form N-2.

Item 25. Marketing Arrangements

         None

Item 26. Other Expenses of Issuance and Distribution

         None

Item 27. Persons Controlled by or Under Common Control with Registrant

         Insofar as the following have substantially identical boards of directors they may be deemed with the Company to be under common control:
The Bear Stearns Funds and Bear Stearns Investment Trust.


Item 28. Number of Holders of Securities.

                           As of March 31, 1999:

                (1)                                    (2)
         Title of Class                    Number of Record Holders
         --------------                    ------------------------
         Common Stock                                  1
         Preferred Stock                               1
         Notes                                        100

Item 29. Indemnification.

         Reference is made to Article Sixth of the Company's Certificate of Incorporation.

         Article Sixth of the Company's Certificate of Incorporation provides that no director shall be personally liable to the Company or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporate Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of Article Sixth by the stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         The Company has purchased insurance on behalf of its officers and directors protecting such persons from liability arising from their activities as officers or directors of the Company. The insurance does not protect or purport to protect such persons from liability to the Company or to its shareholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         Conditional advancing of indemnification monies may be made if the director or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the director or officer provides a security for the undertaking; (2) the Company is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Company's disinterested, non-party directors, or an independent legal counsel in a written opinion, shall determine based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expense incurred or paid by the director, officer, or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser.

         See "Management of the Company" in Part A and "Management of the Company" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-29862) filed under the Invest Advisers Act of 1940, as amended, incorporated herein by reference.

Item 31. Location of Accounts and Records.

         All accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder to be maintained (i) by the Company will be maintained at its offices, located at 575 Lexington Avenue, New York, New York 10022, at Bear Stearns Asset Management, 575 Lexington Avenue, New York, New York 10022, or at Custodian Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540 or at the Transfer Agent at PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809; and (ii) by the Adviser, will be maintained at its offices, located at 575 Lexington Avenue, New York, New York 10022.

Item 32. Management Services.

         INAPPLICABLE

Item 33. Undertakings.

         INAPPLICABLE


                                 SIGNATURE

         Pursuant to the requirements of the Investment Company Act of 1940, Managed Securities Plus Fund, Inc. has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 28th day of April , 1999.

                                  MANAGED SECURITIES PLUS FUND, INC.


                                  By   /s/ Frank J. Maresca
                                      ---------------------------------
                                      Frank J. Maresca, Vice President
                                       and Treasurer


                     MANAGED SECURITIES PLUS FUND, INC.

                       INDEX TO EXHIBITS TO FORM N-2
           AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION
                             ON April 30, 1999




         Exhibit No.                Description of Exhibit
         -----------                ----------------------

             a.i.         Amendment to Certificate of Incorporation
             d.v.         Amended Certificate of Designation